UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported):
March 1, 2010
America Service Group Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-19673	51-0332317

(State or other	(Commission	(IRS Employer
jurisdiction	File Number)	Identification Number)
of incorporation)

105 Westpark Drive, Suite 200, Brentwood, Tennessee	37027

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (615) 373-3100
Not applicable
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
2010 Incentive Compensation Plan
          On March 1, 2010, based on the recommendation of the Incentive Stock and Compensation Committee (the “Committee”) of the Board of Directors (the “Board”) of America Service Group Inc. (the “Company”), the Board approved the Company’s 2010 Incentive Compensation Plan (the “2010 Plan”), which is designed to award lump-sum cash bonuses to the Company’s executive officers, including the named executive officers, and other eligible employees based on the financial performance of the Company. The description of the material terms of the 2010 Plan included in Item 5.02 of this Current Report on Form 8-K is incorporated by reference into this item.
Amendment No. 1 and Waiver to Revolving Credit and Security Agreement
          On March 2, 2010, the Company entered into Amendment No. 1 and Waiver (“First Amendment”) to its Revolving Credit and Security Agreement dated July 28, 2009 (“Credit Agreement”) with CapitalSource Bank (“CapitalSource”). At December 31, 2009, the Company was not in compliance with one of the financial covenant requirements in the Credit Agreement due primarily to the accrual of expense associated with settlement of shareholders class action litigation pending against the Company. The First Amendment includes a waiver of this covenant violation and an amendment to the Credit Agreement that adjusts the definition of EBITDA, used in calculating the financial covenant, to exclude a portion of the expense associated with the litigation. The Credit Agreement provided for a $40.0 million revolving credit facility. The Amendment added a $20.0 million sublimit. At December 31, 2009, the Company had no borrowings outstanding under the Credit Agreement and $16.6 million available for borrowing, based on the sublimit and the Company’s collateral base on that date less outstanding standby letters of credit totaling $3.4 million.
          The foregoing description is a summary and is qualified in its entirety by reference to the First Amendment which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.02.	Results of Operations and Financial Condition.
          On March 2, 2010, the Company issued a press release announcing its operating results for the fourth quarter and year ended December 31, 2009. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by this reference.
          This information furnished pursuant to this Item 2.02 and Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section and shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act except as shall be expressly set forth by specific reference in such filing.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
     The information under Item 1.01 above related to the Company’s First Amendment to its Credit Agreement is incorporated by reference hereunder.
Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
          The Company’s 2010 Plan establishes the following 2010 targeted payouts as a percent of base salary (“Bones Target as a Percent of Base Salary”):

Bonus Target as a Percent
Named Executive Officer Positions	of Base Salary
President and Chief Executive Officer	70%
Executive Vice President and Chief Financial Officer	60%
Chief Administrative Officer, Chief Medical Officer and Chief Development Officer	50%
          The 2010 Plan is composed of an Adjusted EBITDA Based Bonus (the “EBITDA Bonus”) and Other Key Company Goals Based Bonus (the “Key Goals Bonus”), each of which account for one-half of the total Bonus Target as a Percent of Base Salary for all named executive officers except the Chief Medical Officer. As set forth in the 2010 Plan, 100% of the Chief Medical Officer’s Bonus Target as a Percent of Base Salary is composed of a non-financial Key Goals Bonus.
          Under the EBITDA Bonus, the financial performance measure is “adjusted EBITDA.” The Company defines adjusted EBITDA as earnings before interest expense, income taxes, depreciation, amortization and share-based compensation expense. The Company includes in adjusted EBITDA the results of discontinued operations under the same definition. The adjusted EBITDA target as defined in the 2010 Plan is $23.0 million (the “EBITDA Target”).
          Under the EBITDA Bonus, no bonus is paid if adjusted EBITDA is 100% or less of the EBITDA Target. The EBITDA Bonus is funded with 50% of the earnings generated above the EBITDA Target after the other Key Goals Bonuses have been accrued, subject to the maximums set forth in the 2010 Plan. Under the EBITDA Bonus portion of the 2010 Plan, for executive management, including named executive officers, other than the Chief Medical Officer, the maximum EBITDA Bonus award will be 150% of the Bonus Target as a Percent of Base Salary. Payout is subject to Board confirmation of satisfactory balance sheet management.
          The Key Goals Bonus uses pre-selected financial and non-financial objectives (the “Key Goals”). Key Goals Bonuses are awarded at different levels of achievement, as described fully in the 2010 Plan, up to a maximum award of 50% of the Bonus Target as a Percent of Base Salary. The following are the Key Goals for executive management, including named executive officers, other than the Chief Medical Officer:

Corporate net new revenue	30% of target award
Company specific non-financial objectives	20% of target award

          The Chief Medical Officer does not participate in the EBITDA Bonus portion of the 2010 Plan as described above. As listed above, the Chief Medical Officer’s Bonus Target as a Percent of Base Salary is 50%. The Key Goals Bonus for the Chief Medical Officer accounts for 100% of his Bonus Target as a Percent of Base Salary awarded at different levels of achievement, as described fully in the 2010 Plan, up to a maximum award of 200% of the Bonus Target as a Percent of Base Salary. The following are the Key Goals for the Chief Medical Officer:

Company specific non-financial objectives	90% of target award
Key individual non-financial objectives	10% of target award
          Certain provisions of the 2010 Plan also applies to designated corporate managers, corporate employees, division vice presidents, regional vice presidents, regional directors, and health service administrators.
          The foregoing description is a summary and is qualified in its entirety by reference to the 2010 Plan which is filed as Exhibit 10.2 to this Current Report on Form 8-K and incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits:
10.1	Amendment No. 1 and Waiver to the Revolving Credit and Security Agreement, dated March 2, 2010 between America Service Group Inc., a Delaware corporation, Prison Health Services, Inc., a Delaware corporation, Prison Health Services of Indiana, LLC, an Indiana limited liability company, Secure Pharmacy Plus, LLC, a Tennessee limited liability company, Correctional Health Services, LLC, a New Jersey limited liability company, and CapitalSource Bank, a California industrial bank, as lender and collateral and administrative agent.

10.2	2010 Incentive Compensation Plan of America Service Group Inc.

99.1	Press Release dated March 2, 2010.

Signatures
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICA SERVICE GROUP INC.
Date: March 2, 2010	By:	/s/ Michael W. Taylor
Michael W. Taylor
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description of Exhibits

10.1	Amendment No. 1 and Waiver to the Revolving Credit and Security Agreement, dated March 2, 2010 between America Service Group Inc., a Delaware corporation, Prison Health Services, Inc., a Delaware corporation, Prison Health Services of Indiana, LLC, an Indiana limited liability company, Secure Pharmacy Plus, LLC, a Tennessee limited liability company, Correctional Health Services, LLC, a New Jersey limited liability company, and CapitalSource Bank, a California industrial bank, as lender and collateral and administrative agent.

10.2	2010 Incentive Compensation Plan of America Service Group Inc.

99.1	Press release dated March 2, 2010.